UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 25, 2019
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Star Gold Corp.

(Name of Small Business issuer in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

PO Box 2227
Coeur d’Alene, ID 83816

(Address of principal executive offices)

208- 644-5066

(Registrant’s telephone number)
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ITEM 8.01 Other Events

On March 25, 2019 the Board of Directors (the “Board”) of Star Gold Corp. (“Star Gold” or the “Company”) resolved to retain, effective immediately, Corporate Stock Transfer, of Denver, Colorado, as the Company’s transfer agent.

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gold Corp.

/s/ Kelly Stopher
Kelly Stopher
Chief Financial Officer

March 25, 2019

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